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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): APRIL 9, 2003


                             BELL MICROPRODUCTS INC.
             (Exact name of Registrant as Specified in its Charter)


                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)



         000-21528                                        94-3057566
(Commission File Number)                                 (IRS Employer
                                                      Identification No.)


                              1941 RINGWOOD AVENUE
                         SAN JOSE, CALIFORNIA 95131-1721
              (Address of Principal Executive Offices and Zip Code)


                                 (408) 451-9400
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements:  None.

                  (b)      Pro forma financial information:  None.

                  (c)      Exhibits:

                           99.1     Press Release dated April 9, 2003

ITEM 9.           REGULATION FD DISCLOSURE.

         On April 9, 2003, Bell Microproducts Inc. issued a press release announcing the profit improvement initiatives and expectations of fiscal 2003 first quarter financial performance. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BELL MICROPRODUCTS INC.


                                           By  /s/ James E. Illson
                                               ------------------------------
Date:  April 10, 2003                          James E. Illson
                                               Executive Vice President, Finance
                                               and Operations and Chief
                                               Financial Officer